Carlyle Reports Fourth Quarter and Full-Year 2024 Financial Results FEBRUARY 11, 2025

Carlyle Reports Fourth Quarter and Full-Year 2024 Financial Results WASHINGTON, DC AND NEW YORK, NY – February 11, 2025 – Global investment firm The Carlyle Group Inc. (NASDAQ: CG) today reported its unaudited results for the fourth quarter and full-year ended December 31, 2024. U.S. GAAP Results For Q4 2024 and FY 2024, U.S GAAP results included income before provision for income taxes of $265 million and $1.4 billion, respectively, and a margin on income before provision for income taxes of 25.7% and 25.7%, respectively. Dividend The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 21, 2025, payable on February 28, 2025. Conference Call Carlyle will host a conference call at 8:30 a.m. EST on Tuesday, February 11, 2025, to discuss its fourth quarter and full-year 2024 financial results. The call will be available via public webcast from the Shareholders section of Carlyle's website at www.carlyle.com and a replay will be available on the website soon after the call’s completion. About Carlyle Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across its business and conducts its operations through three business segments: Global Private Equity, Global Credit, and Global Investment Solutions. With $441 billion of assets under management as of December 31, 2024, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,300 people in 29 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on X @OneCarlyle and LinkedIn at The Carlyle Group. 2 “Carlyle delivered a strong 2024, meeting every financial target we set, including record Fee Related Earnings and FRE margin, and robust inflows. As we enter 2025, we expect a high level of activity across our platform and remain focused on driving long- term shareholder value.” HARVEY M. SCHWARTZ Chief Executive Officer

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those Forward-Looking Statements indicated in these statements including, but not limited to, those described in this presentation and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 22, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward- looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law. This presentation does not constitute an offer for any Carlyle fund. Contacts INVESTOR RELATIONS MEDIA Daniel Harris Brittany Berliner Kristen Ashton Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4839 Phone: +1 (212) 813-4763 daniel.harris@carlyle.com brittany.berliner@carlyle.com kristen.ashton@carlyle.com

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color sFourth Quarter and Full-Year 2024 Financial Results

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2024 U.S. GAAP Results • Fund management fees increased 7% in FY 2024 compared to FY 2023, primarily driven by an increase in capital market fees, an increase in fundraising in our Global Investment Solutions and Global Credit segments, and an increase in fees earned under the Fortitude strategic advisory services agreement. These increases were partially offset by the impact of investment activity and step-downs in certain products in our Global Private Equity segment. • Investment income, including performance allocations, increased in FY 2024 compared to FY 2023, reflecting higher accruals of unrealized performance allocations driven by higher appreciation in our carry fund portfolio, particularly in our U.S. buyout funds. Investment income in FY 2023 also included an investment loss of $104 million related to the dilution of our ownership in Fortitude. • Equity-based compensation increased in FY 2024 compared to FY 2023, driven by awards granted in February 2024, including awards to certain senior Carlyle professionals that are subject to vesting based on the achievement of stock price performance conditions over a service period of three years. • Performance allocations and incentive fee related compensation increased in FY 2024 compared to FY 2023, driven by the increase in Investment income, including performance allocations. This was partially offset by a one-time charge of $1.1 billion in 4Q 2023 related to a realignment of our employee compensation program to increase the proportion of our accrued performance allocations used to compensate our employees. 5 (Dollars in millions, except per share amounts) 4Q'23 4Q'24 FY'22 FY'23 FY'24 REVENUES Fund management fees $ 532.0 $ 597.4 $ 2,030.1 $ 2,043.2 $ 2,188.1 Incentive fees 31.8 37.3 63.7 93.7 133.5 Investment income (loss), including performance allocations 144.0 220.5 1,898.0 44.8 2,254.4 Revenue from consolidated entities 158.4 121.0 311.0 570.1 631.6 All other revenues 60.0 56.3 135.9 212.1 218.2 Total Revenues 926.2 1,032.5 4,438.7 2,963.9 5,425.8 EXPENSES Cash-based compensation and benefits 225.3 239.8 1,052.0 1,023.7 875.5 Equity-based compensation 62.3 112.8 154.0 249.1 467.9 Performance allocations and incentive fee related compensation 1,144.1 139.1 719.9 1,103.7 1,361.5 General, administrative and other expenses 181.4 153.4 575.8 652.1 665.6 Expenses from consolidated entities 120.8 126.2 211.6 419.1 564.9 Interest and other non-operating expenses 32.0 29.4 111.4 124.0 120.7 Total Expenses 1,765.9 800.7 2,824.7 3,571.7 4,056.1 Net investment gains (losses) of consolidated funds (3.0) 33.6 (41.5) 6.9 24.0 Income (loss) before provision for income taxes1 (842.7) 265.4 1,572.5 (600.9) 1,393.7 Provision (benefit) for income taxes (172.4) 38.1 287.8 (104.2) 302.6 Net income (loss) (670.3) 227.3 1,284.7 (496.7) 1,091.1 Net income attributable to non-controlling interests 21.7 16.4 59.7 111.7 70.7 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ (692.0) $ 210.9 $ 1,225.0 $ (608.4) $ 1,020.4 Net income (loss) attributable to The Carlyle Group Inc. per common share: Basic $ (1.92) $ 0.59 $ 3.39 $ (1.68) $ 2.85 Diluted $ (1.92) $ 0.57 $ 3.35 $ (1.68) $ 2.77 Margin on income (loss) before provision for taxes2 (91.0) % 25.7% 35.4% (20.3) % 25.7 % Effective tax rate 20.5% 14.4% 18.3% 17.3% 21.7 % Net performance revenues3 $ (1,028.4) $ 49.9 $ 607.6 $ (1,192.3) $ 654.2 Net income attributable to The Carlyle Group Inc. common stockholders in Q4 2024 was $211 million, and $1.0 billion for FY 2024, or $0.57 and $2.77 per share on a diluted basis, respectively See notes at end of document.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Financial Measures • Distributable Earnings (“DE”) were $384 million in Q4 2024 on a pre-tax basis, or $0.92 per common share on a post-tax basis. FY 2024 DE was $1.5 billion, or $3.66 per common share • Fee Related Earnings (“FRE”) were $287 million for Q4 2024 and $1.1 billion for FY 2024 • Realized Net Performance Revenues were $78 million for Q4 2024 and $366 million for FY 2024 • Net Accrued Performance Revenues were $2.7 billion as of December 31, 2024 Assets Under Management • Total Assets Under Management: $441 billion, up 4% year-over-year • Fee-earning Assets Under Management: $304 billion, down 1% year-over-year • Perpetual Capital Fee-earning AUM: $91 billion, representing 30% of the total Fee-earning AUM • Pending Fee-earning AUM: $23 billion, up 50% year-over-year • Available Capital for investment: $84 billion, up 10% year-over-year Key Metrics • Inflows: $14.2 billion in Q4 2024 and $40.8 billion in FY 2024 • Deployment: $17.6 billion in Q4 2024 and $42.7 billion in FY 2024 • Realized Proceeds (carry funds): $10.0 billion in Q4 2024 and $28.6 billion in FY 2024 • Appreciation (carry funds): 1% in Q4 2024 and 8% in FY 2024 Capital Management • Declared a quarterly dividend of $0.35 per common share, payable to stockholders of record as of February 21, 2025 • Repurchased or withheld 1.5 million and 12.3 million shares of common stock in Q4 2024 and FY 2024, respectively, including shares withheld in the net share settlement of equity awards, totaling $76 million and $555 million, respectively • As of December 31, 2024, $0.9 billion of repurchase capacity remained under our $1.4 billion repurchase authorization Carlyle Fourth Quarter and Full-Year 2024 Highlights 6 Note: In Q4 2024, we began reporting Inflows and Deployment in place of Fundraising and Invested Capital of Carry Funds, respectively. Refer to the notes to page 14 (Key Metrics Activity) at the end of the document for more detailed information regarding the change and our definitions of these metrics.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Carlyle Fourth Quarter and Full-Year 2024 Total Segment Operating Results (1) Fee related performance revenues are the realized portion of performance revenues that are measured and received on a recurring basis, are not dependent on the disposition of investments, and which are not at risk of giveback. The related compensation expense is included in cash-based compensation and benefits. (2) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 28. (3) The Board of Directors has declared a quarterly dividend of $0.35 per common share to holders of record at the close of business on February 21, 2025, payable on February 28, 2025. See Notes at the end of the document for our Dividend Policy. (Dollars in millions, except per share amounts) 4Q'23 4Q'24 FY'23 FY'24 SEGMENT REVENUES Fund management fees $ 525.1 $ 539.9 $ 2,064.4 $ 2,107.5 Transaction and portfolio advisory fees, net and other 34.6 80.6 80.4 163.6 Fee related performance revenues1 35.6 34.2 161.0 132.7 Total segment fee revenues 595.3 654.7 2,305.8 2,403.8 Realized performance revenues 257.7 245.7 938.3 1,075.9 Realized principal investment income 19.5 31.6 88.8 101.0 Interest income 23.9 16.5 72.2 74.7 Total Segment Revenues $ 896.4 $ 948.5 $ 3,405.1 $ 3,655.4 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 226.6 $ 234.5 $ 1,031.9 $ 861.7 Realized performance revenues related compensation 121.3 167.9 407.3 709.8 Total compensation and benefits 347.9 402.4 1,439.2 1,571.5 General, administrative and other expenses 105.7 120.2 376.5 390.7 Depreciation and amortization expense 9.0 12.6 38.0 46.8 Interest expense 31.1 29.4 120.9 120.9 Total Segment Expenses $ 493.7 $ 564.6 $ 1,974.6 $ 2,129.9 Total Segment Revenues $ 896.4 $ 948.5 $ 3,405.1 $ 3,655.4 Total Segment Expenses 493.7 564.6 1,974.6 2,129.9 (=) Distributable Earnings $ 402.7 $ 383.9 $ 1,430.5 $ 1,525.5 (-) Realized Net Performance Revenues 136.4 77.8 531.0 366.1 (-) Realized Principal Investment Income 19.5 31.6 88.8 101.0 (+) Net Interest 7.2 12.9 48.7 46.2 (=) Fee Related Earnings $ 254.0 $ 287.4 $ 859.4 $ 1,104.6 After-tax Distributable Earnings, per common share2 $ 0.86 $ 0.92 $ 3.24 $ 3.66 Dividend per common share3 $ 0.35 $ 0.35 $ 1.40 $ 1.40 7

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Distributable Earnings were $384 million in Q4 2024 and $1.5 billion for FY 2024 • Realized Net Performance Revenues were $78 million in Q4 2024 and $366 million for FY 2024 • Realized Principal Investment Income was $32 million in Q4 2024 and $101 million for FY 2024 Distributable Earnings $834 $859 $1,105 $1,909 $1,431 $1,526 2022 2023 2024 8 Quarterly Distributable Earnings in millions, except per share amounts Annual Distributable Earnings in millions, except per share amounts $254 $266 $273 $278 $287 $403 $431 $343 $367 $384 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 n Fee Related Earnings n Realized Net Performance Revenues Realized Principal Investment Income Net Interest DE per Share $0.86 $1.01 $0.78 $0.95 $0.92 $4.34 $3.24 $3.66

Fee Related Earnings

- **Fee Related Earnings** of $287 million in Q4 2024 increased 13% compared to $254 million in Q4 2023. FY 2024 Fee Related Earnings of $1.1 billion increased 29% from $859 million in FY 2023
- **FRE margin**[1] of 44% in Q4 2024 and 46% in 2024



Quarterly FRE and FRE Margin
dollars in millions
$254
$266
$273
$278
$287
43%
47%
46%
47%
44%
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24



Annual FRE and FRE Margin
dollars in millions
$834
$859
$1,105
37%
37%
46%
2022
2023
2024

See notes at end of document.

CARLYLE | 9

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 • Net Accrued Performance Revenues1 were $2.7 billion as of Q4 2024, which was down modestly from the prior quarter and increased 15% from one year ago, reflecting appreciation across the portfolio, partially offset by the impact of realizations • Realized Net Performance Revenues were $78 million in Q4 2024 and $366 million for FY 2024 – Q4 2024 Realized Net Performance Revenues were primarily driven by exit activity in our second U.S. equity opportunities fund and our fourth Asia buyout fund $2,379 $2,013.0 $2,013.0 $2,738 $366 $725 4Q’23 Realized Net Performance Revenues Net Performance Revenues & Other 4Q’24 Performance Revenues 2 10 Net Accrued Performance Revenues Realized Net Performance Revenues ($mn) 4Q’23 4Q’24 FY’24 Global Private Equity3 $ 1,778 $ 2,005 $ 337 Corporate Private Equity 1,169 1,442 269 Real Estate 158 131 22 Infrastructure & Natural Resources 452 432 59 Global Credit 118 192 13 Global Investment Solutions 483 541 16 Total $ 2,379 $ 2,738 $ 366 See notes at end of document. Totals may not sum due to rounding. Net Accrued Performance Revenues dollars in millions

Total Assets Under Management

Total Assets Under Management[1] of $441 billion at December 31, 2024 increased 4% from one year ago. The increase in 2024 was primarily driven by an 11% increase in Global Investment Solutions attributable to inflows, notably in our AlpInvest Secondaries & Portfolio Finance and CAPM funds. Global Credit AUM increased 2%, driven by inflows across the segment, including the closing of ten new CLOs and our latest Opportunistic Credit fund

Total AUM by Segment

in billions



YoY Change
$426
$441
4%
$77
$85
11%
$188
$192
2%
$161
$164
1%
4Q'23
4Q'24
GPE
GC
GIS

Available Capital [2]	$76 billion	$84 billion

Total AUM by Product Type[3]

in billions



$87
$77
$441BN
Total AUM
$277
Carry Funds
Insurance Solutions
Credit & Other (non-carry funds)

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 11

Performance Fee Eligible Assets Under Management

Performance Fee Eligible AUM[4] of $229 billion was up 5% from $218 billion one year ago, primarily driven by inflows in our AlpInvest funds and third Opportunistic Credit fund, as well as 8% appreciation across the carry fund portfolio. FY 2024 inflows and appreciation in our performance fee eligible Global Private Equity funds were largely offset by realizations during the period



Performance Fee Eligible AUM
in billions
$140
$27
$62
$229BN
Performance Fee Eligible AUM
GPE
GC
GIS



Performance Fee Eligible Fair Value
in billions
In-Carry Ratio[5] 83%
up from 79% one year ago
$101
$81
$19
$13
$45
$43
$165
$137
GPE
GC
GIS
Total
Performance Fee-Generating Fair Value
Eligible Fair Value not yet Generating Performance Fees

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 12

Fee-earning Assets Under Management

Fee-earning Assets Under Management[6] of $304 billion at December 31, 2024 decreased 1% from one year ago, driven by an 8% decrease in Global Private Equity from outflows in funds which charge fees on invested capital and basis stepdowns, largely offset by a 14% increase in Global Investment Solutions primarily due to fee-paying capital raised in our Secondaries & Portfolio Finance and CAPM funds. **Pending Fee-earning AUM** of $23 billion was up from $15 billion one year ago

FEAUM by Segment

in billions



YOY Change
$307
$304
(1)%
$46
$52
14%
$155
$154
(1)%
$107
$98
(8)%
4Q'23
4Q'24
GPE
GC
GIS

Pending FEAUM[7]	$15 billion	$23 billion

Perpetual FEAUM[8]

in billions, 30% of Total FEAUM



$71
$91BN
$2 billion increase year-over-year
$7
$5
$9
Real Estate
Insurance Solutions
Direct Lending
Other

See notes at end of document. Totals may not sum due to rounding.

CARLYLE | 13

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Key Metrics Activity • Inflows1 were $14.2 billion in Q4 2024 and $40.8 billion for FY 2024, consisting entirely of fundraising activity which increased 10% from FY 2023. Inflows of $63.5 billion in FY 2023 included $26 billion of closed reinsurance transactions at Fortitude • Deployment2 was $17.6 billion in Q4 2024 and $42.7 billion for FY 2024 a 48% increase from $28.8 billion in FY 2023 • Realized Proceeds from carry funds totaled $10.0 billion in Q4 2024 and $28.6 billion for FY 2024, a 39% increase from $20.6 billion in FY 2023 • Carry Fund Appreciation was 1% in Q4 2024 and 8% for FY 2024, compared to 7% for FY 2023 INFLOWS1 DEPLOYMENT2 REALIZED PROCEEDS Carry Funds APPRECIATION Carry Funds ($bn) 4Q'24 FY'24 4Q'24 FY'24 4Q'24 FY'24 4Q'24 FY'24 Total $14.2 $40.8 $17.6 $42.7 $10.0 $28.6 1% 8% Global Private Equity3 $2.3 $12.7 $3.8 $8.2 $6.7 $17.8 1% 7% Corporate Private Equity $1.2 $4.2 $2.7 $5.0 $5.6 $12.4 1% 8% Real Estate $1.2 $7.7 $0.8 $2.2 $0.5 $1.5 1% 5% Infrastructure & Natural Resources $— $0.9 $0.3 $1.0 $0.5 $3.9 1% 8% Global Credit $8.0 $17.3 $9.9 $24.5 $1.4 $4.1 3% 12% Global Investment Solutions $3.9 $10.8 $3.9 $10.0 $1.9 $6.6 3% 9% 14See notes at end of document. Totals may not sum due to rounding. Note: In Q4 2024, we began reporting Inflows and Deployment in place of Fundraising and Invested Capital of Carry Funds, respectively. Refer to notes at the end of the document for more detailed information regarding the change and our definitions of these metrics.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Segment Highlights

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity • Total AUM was $164 billion as of December 31, 2024, down 3% from the prior quarter as realizations in Q4 2024 more than offset Inflows of $2.3 billion. Inflows in Q4 2024 included additional commitments raised in our tenth U.S. real estate fund. Total AUM increased 1% from the prior year, including FY 2024 inflows of $12.7 billion • Deployment was $3.8 billion in Q4 2024 and $8.2 billion for FY 2024. Q4 2024 activity was driven by our U.S. buyout and U.S. real estate funds • Realized Proceeds totaled $6.7 billion in Q4 2024 and $17.8 billion for FY 2024. Q4 2024 activity was driven by realizations in our U.S. buyout and U.S. equity opportunities funds $105 $34 $24 $164BN Total AUM (Dollars in millions) 4Q'23 4Q'24 FY'23 FY'24 Fund management fees $ 322.6 $ 303.6 $ 1,309.8 $ 1,212.0 Transaction and portfolio advisory fees, net and other 3.7 7.8 18.4 24.6 Fee related performance revenues 5.2 — 68.3 6.9 Fee Revenues $ 331.5 $ 311.4 $ 1,396.5 $ 1,243.5 Cash-based compensation and benefits 119.2 108.5 583.8 422.8 General, administration and other indirect expenses 59.7 57.9 221.9 195.2 Depreciation and amortization expense 6.3 7.2 26.0 26.8 Operating Expenses $ 185.2 $ 173.6 $ 831.7 $ 644.8 (=) Fee Related Earnings $ 146.3 $ 137.8 $ 564.8 $ 598.7 (+) Realized Performance Revenues 227.8 198.5 805.1 927.2 (-) Realized Performance Revenues Related Compensation 99.0 132.9 308.1 590.1 Realized Net Performance Revenues 128.8 65.6 497.0 337.1 (+) Realized Principal Investment Income (Loss) 5.8 14.0 45.3 49.7 (-) Net Interest 4.8 7.8 35.3 28.2 (=) Distributable Earnings $ 276.1 $ 209.6 $ 1,071.8 $ 957.3 16See notes at end of document. Totals may not sum due to rounding. $123BN Fair Value $41BN Available Capital 7% Publicly Traded 49% Aged 4+ Years1 n Corporate Private Equity n Infrastructure & Natural Resourcesn Real Estate

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit • Total AUM was $192 billion as of December 31, 2024, a 1% decrease quarter over quarter, as market activity and outflows more than offset Inflows of $8.0 billion in Q4 2024. Inflows in Q4 2024 included the final closing in our third Opportunistic Credit fund and the closing of four new U.S. CLOs and one new Euro CLO. Total AUM increased 2% from one year ago, including FY 2024 Inflows of $17.3 billion • Deployment was $9.9 billion in Q4 2024 and $24.5 billion for FY 2024. Q4 2024 activity was driven by our Liquid Credit and Direct Lending strategies, as well as our Tactical Private Credit fund • Realized Proceeds in traditional carry funds totaled $1.4 billion in Q4 2024 and $4.1 billion for FY 2024 (Dollars in millions) 4Q'23 4Q'24 FY'23 FY'24 Fund management fees $ 133.8 $ 137.8 $ 512.2 $ 558.3 Transaction and portfolio advisory fees, net and other 30.9 72.8 62.0 138.8 Fee related performance revenues 30.0 27.9 89.1 109.1 Fee Revenues $ 194.7 $ 238.5 $ 663.3 $ 806.2 Cash-based compensation and benefits 78.2 92.8 324.5 320.1 General, administration and other indirect expenses 33.3 44.3 106.8 140.4 Depreciation and amortization expense 1.8 3.6 7.6 13.2 Operating Expenses $ 113.3 $ 140.7 $ 438.9 $ 473.7 (=) Fee Related Earnings $ 81.4 $ 97.8 $ 224.4 $ 332.5 (+) Realized Performance Revenues 7.5 13.0 43.5 32.0 (-) Realized Performance Revenues Related Compensation 3.5 7.9 20.3 19.4 Realized Net Performance Revenues 4.0 5.1 23.2 12.6 (+) Realized Principal Investment Income (Loss) 11.9 16.0 37.1 46.2 (-) Net Interest 2.0 4.0 10.3 14.0 (=) Distributable Earnings $ 95.3 $ 114.9 $ 274.4 $ 377.3 $77 $50 $65 $192BN Total AUM 17See notes at end of document. Totals may not sum due to rounding. $174BN Fair Value $18BN Available Capital n Insurance Solutions2 n Private Credit n Liquid Credit

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions • Total AUM was $85 billion as of December 31, 2024, a 2% increase quarter over quarter, as Inflows of $3.9 billion and 3% appreciation more than offset realizations and the impact of FX translation in Q4 2024. Inflows in Q4 2024 were driven by our AlpInvest Secondaries & Portfolio Finance strategy, notably in ASF VIII and ASPF II. Total AUM increased 11% from one year ago, including FY 2024 Inflows of $10.8 billion • Deployment of $3.9 billion in Q4 2024 and $10.0 billion for FY 2024. Deployment in Q4 2024 was driven primarily by our Secondaries & Portfolio Finance strategy • Realized Proceeds of $1.9 billion in Q4 2024 and $6.6 billion for FY 2024. Realized Proceeds in Q4 2024 were driven largely by our Primary Investments and Secondaries & Portfolio Finance strategies • Net Accrued Performance Revenues reached $541 million as of Q4 2024, a 12% increase from $483 million as of Q4 2023 (Dollars in millions) 4Q'23 4Q'24 FY'23 FY'24 Fund management fees $ 68.7 $ 98.5 $ 242.4 $ 337.2 Transaction and portfolio advisory fees, net and other — — — 0.2 Fee related performance revenues 0.4 6.3 3.6 16.7 Fee Revenues $ 69.1 $ 104.8 $ 246.0 $ 354.1 Cash-based compensation and benefits 29.2 33.2 123.6 118.8 General, administration and other indirect expenses 12.7 18.0 47.8 55.1 Depreciation and amortization expense 0.9 1.8 4.4 6.8 Operating Expenses $ 42.8 $ 53.0 $ 175.8 $ 180.7 (=) Fee Related Earnings $ 26.3 $ 51.8 $ 70.2 $ 173.4 (+) Realized Performance Revenues 22.4 34.2 89.7 116.7 (-) Realized Performance Revenues Related Compensation 18.8 27.1 78.9 100.3 Realized Net Performance Revenues 3.6 7.1 10.8 16.4 (+) Realized Principal Investment Income (Loss) 1.8 1.6 6.4 5.1 (-) Net Interest 0.4 1.1 3.1 4.0 (=) Distributable Earnings $ 31.3 $ 59.4 $ 84.3 $ 190.9 $37 $22 $26 $85BN Total AUM 18See notes at end of document. Totals may not sum due to rounding. $60BN Fair Value $25BN Available Capital n Secondaries & Portfolio Finance n Primary & Other 3 n Co-Investments

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Supplemental Details

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 (Dollars in millions, except per share amounts) 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 FY'23 FY'24 SEGMENT REVENUES Fund management fees $ 525.1 $ 515.6 $ 525.5 $ 526.5 $ 539.9 $ 2,064.4 $ 2,107.5 Transaction and portfolio advisory fees, net and other 34.6 26.7 28.9 27.4 80.6 80.4 163.6 Fee related performance revenues 35.6 29.1 33.1 36.3 34.2 161.0 132.7 Total segment fee revenues 595.3 571.4 587.5 590.2 654.7 2,305.8 2,403.8 Realized performance revenues 257.7 397.8 156.5 275.9 245.7 938.3 1,075.9 Realized principal investment income 19.5 33.7 26.6 9.1 31.6 88.8 101.0 Interest income 23.9 20.1 18.3 19.8 16.5 72.2 74.7 Total Segment Revenues $ 896.4 $ 1,023.0 $ 788.9 $ 895.0 $ 948.5 $ 3,405.1 $ 3,655.4 SEGMENT EXPENSES Compensation and benefits Cash-based compensation and benefits $ 226.6 $ 214.3 $ 205.3 $ 207.6 $ 234.5 $ 1,031.9 $ 861.7 Realized performance revenues related compensation 121.3 255.8 100.8 185.3 167.9 407.3 709.8 Total compensation and benefits 347.9 470.1 306.1 392.9 402.4 1,439.2 1,571.5 General, administrative and other expenses 105.7 79.7 97.9 92.9 120.2 376.5 390.7 Depreciation and amortization expense 9.0 11.1 11.3 11.8 12.6 38.0 46.8 Interest expense 31.1 30.8 30.4 30.3 29.4 120.9 120.9 Total Segment Expenses $ 493.7 $ 591.7 $ 445.7 $ 527.9 $ 564.6 $ 1,974.6 $ 2,129.9 Total Segment Revenues 896.4 1,023.0 788.9 895.0 948.5 3,405.1 3,655.4 Total Segment Expenses 493.7 591.7 445.7 527.9 564.6 1,974.6 2,129.9 (=) Distributable Earnings $ 402.7 $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 1,430.5 $ 1,525.5 (-) Realized Net Performance Revenues 136.4 142.0 55.7 90.6 77.8 531.0 366.1 (-) Realized Principal Investment Income 19.5 33.7 26.6 9.1 31.6 88.8 101.0 (+) Net Interest 7.2 10.7 12.1 10.5 12.9 48.7 46.2 (=) Fee Related Earnings $ 254.0 $ 266.3 $ 273.0 $ 277.9 $ 287.4 $ 859.4 $ 1,104.6 After-tax Distributable Earnings, per common share $ 0.86 $ 1.01 $ 0.78 $ 0.95 $ 0.92 $ 3.24 $ 3.66 Dividend per common share $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 $ 1.40 Note: Historical quarterly results by segment available in Q4 2024 financial supplement on Carlyle's investor relations website Carlyle Fourth Quarter and Full-Year 2024 Total Segment Results 20

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Total Segment Balance Sheet Highlights • Balance sheet assets attributable to Carlyle stockholders, including net cash and cash equivalents, net accrued performance revenues and investments, net of debt obligations totaled $4.9 billion at December 31, 2024 • Balance sheet cash totaled $1.3 billion as of December 31, 2024, compared to $1.4 billion as of December 31, 2023, with no balance drawn on our $1.0 billion revolving line of credit KEY BALANCE SHEET ITEMS1 ($mn) 12/31/2024 Cash and cash equivalents $1,266.0 Net accrued performance revenues2 (net of related accrued compensation and accrued giveback) $2,737.9 Investments attributable to Carlyle shareholders3 $2,820.7 Debt obligations4 $1,855.5 Drawn revolving credit line ($1.0 billion available capacity) $0.0 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's consolidated funds. (2) Net accrued performance revenues as of December 31, 2024 are net of $44 million in accrued giveback obligations and $4.8 billion in accrued performance allocations and incentive fee compensation. See page 33 for a reconciliation to U.S. GAAP. (3) Investments exclude Carlyle’s equity investments in NGP Energy Capital Management and the portion of CLO investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. (4) Excludes approximately $288 million in carrying value of loans used to finance CLO investments and $489 million of lease liabilities. $(0.5) $(0.4) $(0.6) $2.4 $2.5 $2.8 $4.0 $2.4 $2.7 2022 2023 2024 21 Balance Sheet Highlights in billions n Net Accrued Performance Revenues 2 n Investments 3 n Cash/Equivalents less Debt 4

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 AUM and Fee-earning AUM Roll Forward Total AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2024 Twelve Months Ended December 31, 2024 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 169,208 $ 194,469 $ 83,727 $ 447,404 $ 161,308 $ 187,826 $ 76,860 $ 425,994 Inflows1 2,347 7,999 3,850 14,196 12,695 17,274 10,812 40,781 Outflows (including realizations)2 (6,503) (4,329) (2,001) (12,833) (16,314) (13,172) (7,089) (36,575) Market Activity & Other3 555 (5,041) 1,733 (2,753) 7,533 1,110 6,577 15,220 Foreign Exchange4 (2,074) (724) (2,196) (4,994) (1,689) (664) (2,047) (4,400) Balance, End of Period $ 163,533 $ 192,374 $ 85,113 $ 441,020 $ 163,533 $ 192,374 $ 85,113 $ 441,020 Fee-earning AUM Roll Forward Unaudited, in millions Three Months Ended December 31, 2024 Twelve Months Ended December 31, 2024 ($mn) Global Private Equity Global Credit Global Investment Solutions Total Global Private Equity* Global Credit Global Investment Solutions Total Balance, Beginning of Period $ 103,523 $ 159,161 $ 50,923 $ 313,607 $ 106,651 $ 155,238 $ 45,529 $ 307,418 Inflows5 3,504 5,173 3,035 11,712 7,696 15,389 9,886 32,971 Outflows (including realizations)6 (7,664) (3,619) (1,424) (12,707) (14,910) (12,520) (3,859) (31,289) Market Activity & Other7 (90) (5,843) 842 (5,091) (240) (3,290) 1,674 (1,856) Foreign Exchange8 (1,240) (686) (1,237) (3,163) (1,164) (631) (1,091) (2,886) Balance, End of Period* $ 98,033 $ 154,186 $ 52,139 $ 304,358 $ 98,033 $ 154,186 $ 52,139 $ 304,358 22See notes at end of document. Totals may not sum due to rounding. *Fee-earning AUM balances as of December 31, 2024 exclude Pending Fee-earning AUM of $23 billion.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2024 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2024 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) CORPORATE PRIVATE EQUITY CP VIII (Oct 2021 / Oct 2027) $ 14,797 $ 9,590 65% $ 761 $ 11,960 1.3x 22% 10% $ 112 n/a n/a n/a CP VII (May 2018 / Oct 2021) $ 18,510 $ 17,740 96% $ 5,344 $ 22,682 1.6x 12% 8% $ 524 $ 6,419 1.5x 12% CP VI (May 2013 / May 2018) $ 13,000 $ 13,140 101% $ 25,270 $ 3,212 2.2x 18% 13% $ 131 $ 26,224 2.5x 22% CP V (Jun 2007 / May 2013) $ 13,720 $ 13,238 96% $ 28,109 $ 565 2.2x 18% 14% $ 40 $ 28,134 2.3x 20% CEP V (Oct 2018 / Oct 2024) € 6,416 € 5,565 87% € 1,446 € 5,212 1.2x 5% —% $ — € — 0.0x Neg CEP IV (Sep 2014 / Oct 2018) € 3,670 € 3,797 103% € 6,197 € 1,268 2.0x 17% 12% $ 73 € 6,249 2.1x 20% CEP III (Jul 2007 / Dec 2013) € 5,295 € 5,177 98% € 11,725 € 24 2.3x 19% 14% $ 2 € 11,658 2.3x 19% CAP VI (Jun 2024/Jun 2030) $ 2,266 $ — —% $ — $ — n/a n/a n/a $ — n/a n/a n/a CAP V (Jun 2018 / Jun 2024) $ 6,554 $ 6,291 96% $ 2,369 $ 6,591 1.4x 15% 8% $ 96 $ 1,488 1.3x 24% CAP IV (Jul 2013 / Jun 2018) $ 3,880 $ 4,146 107% $ 8,360 $ 561 2.2x 18% 13% $ 37 $ 8,664 2.4x 21% CJP V (Nov 2024 / Nov 2030) ¥ 434,325 ¥ — —% ¥ — ¥ — n/a n/a n/a $ — n/a n/a n/a CJP IV (Oct 2020 / Nov 2024) ¥ 258,000 ¥ 224,357 87% ¥ 108,478 ¥ 276,215 1.7x 38% 24% $ 58 ¥ 153,712 3.9x 69% CJP III (Sep 2013 / Aug 2020) ¥ 119,505 ¥ 91,192 76% ¥ 257,202 ¥ 16,742 3.0x 25% 18% $ 6 ¥ 247,857 3.4x 27% CGFSP III (Dec 2017 / Dec 2023) $ 1,005 $ 972 97% $ 527 $ 1,684 2.3x 25% 18% $ 75 $ 1,064 4.3x 37% CGFSP II (Jun 2013 / Dec 2017) $ 1,000 $ 943 94% $ 1,960 $ 608 2.7x 26% 20% $ 35 $ 1,956 2.4x 28% CP Growth (Oct 2021 / Oct 2027) $ 1,283 $ 472 37% $ — $ 551 1.2x NM NM $ — n/a n/a n/a CEOF II (Nov 2015 / Mar 2020) $ 2,400 $ 2,364 98% $ 4,091 $ 1,314 2.3x 21% 15% $ 63 $ 4,589 2.4x 23% CETP V (Mar 2022 / Jun 2028) € 3,180 € 1,209 38% € — € 1,345 1.1x NM NM $ — n/a n/a n/a CETP IV (Jul 2019 / Jun 2022) € 1,350 € 1,199 89% € 1,009 € 1,777 2.3x 33% 24% $ 72 € 1,009 4.9x 82% CETP III (Jul 2014 / Jul 2019) € 657 € 608 93% € 1,750 € 330 3.4x 41% 29% $ 17 € 1,755 3.8x 45% CGP II (Dec 2020 / Jan 2025) $ 1,840 $ 984 53% $ 46 $ 1,463 1.5x 17% 12% $ 19 n/a n/a n/a CGP (Jan 2015 / Mar 2021) $ 3,588 $ 3,206 89% $ 1,575 $ 3,050 1.4x 6% 5% $ 43 $ 1,728 2.2x 16% All Other Active Funds & Vehicles (10) $ 19,182 n/a $ 14,284 $ 16,535 1.6x 13% 11% $ 40 $ 14,590 2.0x 19% Fully Realized Funds & Vehicles (11) (31) $ 34,791 n/a $ 80,118 $ 2 2.3x 28% 20% $ 2 $ 80,120 2.3x 28% TOTAL CORPORATE PRIVATE EQUITY (13) $ 147,230 n/a $ 198,035 $ 82,940 1.9x 25% 17% $ 1,442 $ 198,918 2.3x 26% 23See notes at end of document. Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Private Equity Fund Performance, continued (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2024 REALIZED/PARTIALLY REALIZED INVESTMENTS(5) As of December 31, 2024 Fund (Fee Initiation Date / Stepdown Date)(28) Committed Capital (29) Cumulative Invested Capital (1) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/ (Giveback) (8) Total Fair Value (9) MOIC (4) Gross IRR (6)(12) REAL ESTATE CRP IX (Oct 2021 / Dec 2024) $ 7,987 $ 5,329 67% $ 189 $ 5,938 1.1x NM NM $ — $ 182 1.4x NM CRP VIII (Aug 2017 / Oct 2021) $ 5,505 $ 5,160 94% $ 5,254 $ 3,793 1.8x 35% 20% $ 102 $ 5,352 2.1x 52% CRP VII (Jun 2014 / Dec 2017) $ 4,162 $ 3,826 92% $ 5,077 $ 1,241 1.7x 17% 10% $ 22 $ 5,040 1.8x 22% CRP VI (Mar 2011 / Jun 2014) $ 2,340 $ 2,158 92% $ 3,807 $ 118 1.8x 27% 17% $ 3 $ 3,727 1.9x 29% CPI (May 2016 / n/a) $ 7,557 $ 8,283 110% $ 3,088 $ 7,549 1.3x 12% 10% n/a* $ 2,049 1.8x 13% All Other Active Funds & Vehicles (14) $ 2,766 n/a $ 682 $ 2,957 1.3x 8% 7% $ 4 $ 261 1.6x 23% Fully Realized Funds & Vehicles (15) (31) $ 13,244 n/a $ 19,941 $ 12 1.5x 10% 6% $ — $ 19,952 1.5x 10% TOTAL REAL ESTATE(13) $ 40,766 n/a $ 38,037 $ 21,607 1.5x 12% 8% $ 131 $ 36,562 1.7x 13% INFRASTRUCTURE & NATURAL RESOURCES CIEP II (Apr 2019 / Apr 2025) $ 2,286 $ 1,008 44% $ 799 $ 1,001 1.8x 28% 13% $ 33 $ 734 3.1x NM** CIEP I (Sep 2013 / Jun 2019) $ 2,500 $ 2,464 99% $ 3,047 $ 1,608 1.9x 15% 9% $ 58 $ 3,602 2.3x 19% CPP II (Sep 2014 / Apr 2021) $ 1,527 $ 1,606 105% $ 1,544 $ 1,381 1.8x 14% 9% $ 75 $ 2,485 2.5x 21% CGIOF (Dec 2018 / Sep 2023) $ 2,201 $ 1,937 88% $ 459 $ 2,729 1.6x 20% 11% $ 67 $ 341 1.9x 22% CRSEF II (Nov 2022 / Aug 2027) $ 1,187 $ 389 33% $ — $ 555 1.4x NM NM $ 6 n/a n/a n/a NGP XIII (Feb 2023 / Feb 2028) $ 2,300 $ 322 14% $ — $ 413 1.3x NM NM $ 1 n/a n/a n/a NGP XII (Jul 2017 / Jul 2022) $ 4,304 $ 3,324 77% $ 4,150 $ 2,761 2.1x 22% 15% $ 42 $ 3,551 3.4x 40% NGP XI (Oct 2014 / Jul 2017) $ 5,325 $ 5,034 95% $ 6,877 $ 2,775 1.9x 13% 10% $ 135 $ 7,297 2.1x 21% NGP X (Jan 2012 / Dec 2014) $ 3,586 $ 3,351 93% $ 3,428 $ 290 1.1x 3% —% $ — $ 3,262 1.2x 5% All Other Active Funds & Vehicles (17) $ 5,101 n/a $ 4,003 $ 3,928 1.6x 14% n/a $ 16 $ 3,740 2.0x 17% Fully Realized Funds & Vehicles (18) (31) $ 1,190 n/a $ 1,435 $ — 1.2x 3% 1% $ — $ 1,435 1.2x 3% TOTAL INFRASTRUCTURE & NATURAL RESOURCES (13) $ 25,726 n/a $ 25,743 $ 17,439 1.7x 12% 8% $ 432 $ 26,448 2.0x 15% Legacy Energy Funds (16) $ 16,741 n/a $ 24,035 $ 6 1.4x 12% 6% $ — $ 24,041 1.4x 14% 24See notes at end of document. Totals may not sum due to rounding. *Net accrued fee related performance revenues for CPI are excluded from net accrued performance revenues. These amounts will be reflected as fee related performance revenues when realized, and included in fund level fee revenues in our segment results. There were no accrued fee related performance revenues for CPI as of December 31, 2024. **The IRR is incalculable, which occurs in instances when a distribution occurs prior to a Limited Partner capital contribution due to the use of fund-level credit facilities.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Credit Fund Performance 25 CARRY FUNDS ($ mn) TOTAL INVESTMENTS As of December 31, 2024 Fund (Fee Initiation Date / Stepdown Date) (28) Committed Capital (29) Cumulative Invested Capital (19) Percent Invested Realized Value (2) Remaining Fair Value (3) MOIC (4) Gross IRR (6)(12) Net IRR (7)(12) Net Accrued Carry/(Giveback) (8) GLOBAL CREDIT CARRY FUNDS CCOF III $ 5,731 Refer to CCOF III - Levered, CCOF III - Unlevered, and CCOF III PSV performance below CCOF III - Levered (Feb 2023 / Oct 2028) $ 4,677 $ 1,890 40% $ 248 $ 1,962 1.2x NM NM $ 10 CCOF III - Unlevered (Feb 2023 / Oct 2028) $ 204 $ 63 31% $ 8 $ 65 1.2x NM NM $ — CCOF III PSV (Nov 2023 / n/a) (32) $ 850 $ 244 29% $ 33 $ 238 1.1x NM NM $ — CCOF II (Nov 2020 / Mar 2026) $ 4,430 $ 5,543 125% $ 2,539 $ 4,856 1.3x 15% 11% $ 102 CCOF I (Nov 2017 / Sep 2022) $ 2,373 $ 3,500 147% $ 3,518 $ 1,434 1.4x 17% 12% $ 28 CSP IV (Apr 2016 / Dec 2020) $ 2,500 $ 2,500 100% $ 1,367 $ 1,977 1.3x 9% 4% $ — CSP III (Dec 2011 / Aug 2015) $ 703 $ 703 100% $ 932 $ 8 1.3x 17% 7% $ — CEMOF II (Dec 2015 / Jun 2019) $ 1,692 $ 1,713 101% $ 1,869 $ 342 1.3x 7% 4% $ — SASOF III (Nov 2014 / n/a) $ 833 $ 991 119% $ 1,212 $ 74 1.3x 18% 10% $ 6 All Other Active Funds & Vehicles (20) $ 11,365 n/a $ 3,481 $ 9,500 1.1x 8% 6% $ 46 Fully Realized Funds & Vehicles (21) (31) $ 6,717 n/a $ 8,287 $ — 1.2x 9% 3% $ — TOTAL GLOBAL CREDIT CARRY FUNDS $ 35,228 n/a $ 23,495 $ 20,457 1.2x 11% 6% $ 192 See notes at end of document. Totals may not sum due to rounding. NON-CARRY FUNDS LIQUID CREDIT Fair Value of Investments as of December 31, 2024 Loan Level Return Average Annual Default Rate ($bn) 4Q'24 FY’24 FY’24 Last 3 Years* U.S. CLOs $38 3% 9% 0.4% 0.4% European CLOs $9 2% 9% 0.1% 1.0% PRIVATE CREDIT Fair Value of Investments as of December 31, 2024 Dividend Yield as of December 31, 2024($bn) Business Development Companies $4 11% Carlyle Tactical Private Credit $5 10% * Last 3 Years Average Annual Default Rates exclude CBAM assets that defaulted prior to the March 2022 CBAM acquisition

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Global Investment Solutions Fund Performance (Reported in Local Currency, mn) TOTAL INVESTMENTS As of December 31, 2024 Global Investment Solutions (22)(26) Vintage Year Fund Size Cumulative Invested Capital (1)(23) Realized Value (23) Remaining Fair Value (23) Total Fair Value (9)(23) MOIC (4) Gross IRR (12)(24) Net IRR (12)(27) Net Accrued Carry/ (Giveback) (8)(30) Secondaries and Portfolio Finance ASF VIII 2024 $ 9,359 $ 3,472 $ 47 $ 4,323 $ 4,369 1.3x NM NM $ 28 ASF VII 2020 $ 6,769 $ 4,583 $ 1,473 $ 5,594 $ 7,067 1.5x 20% 15% $ 100 ASF VII - SMAs 2020 € 2,016 € 1,806 € 483 € 2,157 € 2,641 1.5x 19% 16% $ 36 ASF VI 2017 $ 3,333 $ 2,711 $ 2,590 $ 1,930 $ 4,520 1.7x 16% 13% $ 58 ASF VI - SMAs 2017 € 2,817 € 2,863 € 2,479 € 2,130 € 4,610 1.6x 14% 13% $ 48 ASF V 2012 $ 756 $ 652 $ 1,043 $ 127 $ 1,170 1.8x 18% 14% $ 5 ASF V - SMAs 2012 € 3,916 € 4,278 € 7,417 € 563 € 7,980 1.9x 21% 20% $ 10 SMAs 2009-2011 2010 € 1,859 € 2,080 € 3,566 € 65 € 3,630 1.7x 19% 18% $ — ASPF II 2023 $ 1,467 $ 393 $ 74 $ 415 $ 489 1.2x NM NM $ 4 All Other Active Funds & Vehicles (25) Various $ 1,305 $ 612 $ 1,221 $ 1,833 1.4x 21% 18% $ 20 Fully Realized Funds & Vehicles Various € 4,442 € 7,298 € 17 € 7,315 1.6x 19% 18% $ — Co-Investments ACF IX 2023 $ 3,494 $ 962 $ 1 $ 1,048 $ 1,049 1.1x NM NM $ — ACF VIII 2021 $ 3,614 $ 3,278 $ 128 $ 4,070 $ 4,199 1.3x 11% 9% $ 22 ACF VIII - SMAs 2021 $ 1,069 $ 914 $ 45 $ 1,138 $ 1,182 1.3x 12% 10% $ 7 ACF VII 2017 $ 1,688 $ 1,605 $ 964 $ 2,192 $ 3,156 2.0x 16% 13% $ 56 ACF VII - SMAs 2017 € 1,452 € 1,489 € 724 € 2,013 € 2,737 1.8x 15% 13% $ 41 SMAs 2014-2016 2014 € 1,274 € 1,151 € 2,374 € 626 € 3,000 2.6x 24% 23% $ 10 SMAs 2012-2013 2012 € 1,124 € 1,102 € 2,975 € 151 € 3,127 2.8x 27% 26% $ 1 SMAs 2009-2010 2010 € 1,475 € 1,439 € 3,719 € 611 € 4,330 3.0x 23% 22% $ — Strategic SMAs Various $ 3,979 $ 1,366 $ 5,349 $ 6,715 1.7x 18% 16% $ 70 All Other Active Funds & Vehicles (25) Various € 558 € 651 € 176 € 827 1.5x 15% 14% $ 1 Fully Realized Funds & Vehicles Various € 6,000 € 10,281 € 1 € 10,282 1.7x 14% 12% $ — Primary Investments SMAs 2024-2026 2024 $ 2,125 $ 45 $ — $ 40 $ 40 0.9x NM NM $ — SMAs 2021-2023 2021 € 4,505 € 1,310 € 48 € 1,418 € 1,466 1.1x NM NM $ — SMAs 2018-2020 2018 $ 3,116 $ 2,309 $ 472 $ 2,775 $ 3,247 1.4x 14% 13% $ 1 SMAs 2015-2017 2015 € 2,501 € 2,614 € 2,567 € 2,572 € 5,138 2.0x 20% 19% $ 9 SMAs 2012-2014 2012 € 5,080 € 6,240 € 9,875 € 3,839 € 13,714 2.2x 18% 17% $ 13 SMAs 2009-2011 2009 € 4,877 € 5,959 € 11,068 € 1,923 € 12,991 2.2x 17% 17% $ 1 SMAs 2006-2008 2005 € 11,500 € 14,043 € 23,136 € 1,323 € 24,459 1.7x 10% 10% $ — SMAs 2003-2005 2003 € 4,628 € 5,286 € 8,389 € 157 € 8,546 1.6x 10% 9% $ — All Other Active Funds & Vehicles (25) Various € 1,932 € 1,896 € 284 € 2,181 1.1x 2% 2% $ — Fully Realized Funds & Vehicles Various € 5,173 € 8,423 € 34 € 8,458 1.6x 12% 11% $ — TOTAL GLOBAL INVESTMENT SOLUTIONS (USD)(13) $ 98,404 $ 119,930 $ 50,983 $ 170,914 1.7x 14% 13% $ 541 26See notes at end of document. Totals may not sum due to rounding. “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands for AlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. See Notes at end of document for further detail.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 R-88 G-89 B-91 R-23 4 G- 234 B-23 4R-20 8 G-23 2 B-24 7 R-65 G-64 B-66 R-8 G-51 B-94 R-16 7 G-16 9 B-17 1 R-9 G-10 2 B-11 2 R-22 0 G-22 1 B-22 2 R-97 G-16 1 B-22 4R-23 7 G-21 7 B-15 7R-14 7 G-19 5 B-19 7 Old Color s Reconciliations and Disclosures

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Distributable Earnings Per Share (Unaudited) * See Notes at the end of the document for our Dividend Policy. ** Shares repurchased and retired exclude approximately 3.3 million shares withheld in the net share settlement of equity awards during the year ended December 31, 2024. We include the associated tax withholding payments made by the Company in the total cost of shares repurchased and retired during the period and in calculating the remaining capacity under our repurchase authorization. In February 2024, the Board reset the Company’s total share repurchase authorization to $1.4 billion, effective February 6, 2024. As of December 31, 2024, approximately $0.9 billion of repurchase capacity remained under the program. *** Shares eligible for dividend include 4.2 million net common shares that will be issued in February 2025 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of December 31, 2024 because they will participate in the dividend paid on common shares in February 2025. (in millions, except per share data) 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 FY'24 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION Distributable Earnings $ 402.7 $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 1,525.5 Less: Estimated current corporate, foreign, state and local taxes1 92.2 66.3 64.6 26.8 52.6 210.3 DISTRIBUTABLE EARNINGS, NET attributable to common stockholders $ 310.5 $ 365.0 $ 278.6 $ 340.3 $ 331.3 $ 1,315.2 Estimated DE effective tax rate2 22.9% 15.4% 18.8% 7.3% 13.7% 13.8 % DISTRIBUTABLE EARNINGS, NET per common share outstanding $ 0.86 $ 1.01 $ 0.78 $ 0.95 $ 0.92 $ 3.66 Dividend per common share* $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 0.35 $ 1.40 SHARE INFORMATION Shares issued during the period 0.6 0.8 0.6 3.0 0.5 4.8 Shares repurchased and retired during the period** — (2.9) (3.5) (1.7) (1.0) (9.0) Total outstanding shares, end of period 361.3 359.3 356.4 357.7 357.2 357.2 Shares eligible for dividend*** 362.1 359.9 359.4 357.9 361.4 361.4 Total cost of shares repurchased and retired during the period** $ — $ 150.0 $ 178.3 $ 150.5 $ 75.8 $ 554.6 28See notes at end of document. Totals may not sum due to rounding. Our estimated DE effective tax rate was 13.8% for FY 2024, reflecting the impact of tax deductions resulting from the vesting of restricted stock units as well as the recovery of certain tax basis step-ups and the amortization of intangible assets related to recent acquisitions

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information (1) Effective December 31, 2023, we realigned our employee compensation program to increase the proportion of our performance allocations used to compensate our employees. Net realized performance and fee related performance revenues in 4Q’23 and FY 2023 include a one-time charge of $1.1 billion to unrealized performance allocations and incentive fee related compensation expense related to this compensation realignment. (2) In connection with the initial drawdown of the March 2022 capital raise from Fortitude, the Company’s indirect ownership of Fortitude decreased from 19.9% to 13.5%. As a result of the dilution, the Company recorded a reduction in the carrying value of its equity method investment and corresponding loss of $177 million in 2Q’22. In 2Q’23, the remaining capital was called by Fortitude and the Company’s indirect ownership further decreased to 10.5%. As a result of this dilution, the Company recorded an additional reduction in carrying value and corresponding loss of $104 million. These amounts are excluded from the total segment results. (3) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations. (4) Includes charges (credits) related to Carlyle corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operating performance. (Dollars in millions) 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 FY'22 FY'23 FY'24 INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES $ (842.7) $ 120.7 $ 218.8 $ 788.8 $ 265.4 $ 1,572.5 $ (600.9) $ 1,393.7 Adjustments: Net unrealized performance and fee related performance revenues1 1,187.6 193.2 (15.2) (564.4) (10.3) (183.7) 1,659.2 (396.7) Unrealized principal investment (income) loss (17.6) (4.4) (48.1) (1.8) 20.2 38.3 (36.1) (34.1) Principal investment loss from dilution of indirect investment in Fortitude2 — — — — — 176.9 104.0 — Equity-based compensation3 65.0 111.0 127.4 122.0 116.1 161.9 260.1 476.5 Acquisition related charges, including amortization of intangibles and impairment 32.3 32.8 33.3 37.4 33.1 187.4 145.3 136.6 Tax (expense) benefit associated with certain foreign performance revenues (0.2) (1.0) (0.2) (0.2) 0.4 3.0 (1.0) (1.0) Net (income) loss attributable to non-controlling interests in consolidated entities (21.7) (33.2) (1.1) (20.0) (16.4) (59.7) (111.7) (70.7) Other adjustments4 — 12.2 28.3 5.3 (24.6) 12.4 11.6 21.2 DISTRIBUTABLE EARNINGS $ 402.7 $ 431.3 $ 343.2 $ 367.1 $ 383.9 $ 1,909.0 $ 1,430.5 $ 1,525.5 Realized net performance revenues 136.4 142.0 55.7 90.6 77.8 998.5 531.0 366.1 Realized principal investment income 19.5 33.7 26.6 9.1 31.6 150.6 88.8 101.0 Net interest 7.2 10.7 12.1 10.5 12.9 74.5 48.7 46.2 FEE RELATED EARNINGS $ 254.0 $ 266.3 $ 273.0 $ 277.9 $ 287.4 $ 834.4 $ 859.4 $ 1,104.6 29

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended December 31, 2023				
Revenues	$ 896.4	$ 158.4	$ (128.6)	$ 926.2 [2]
Expenses	$ 493.7	$ 135.6	$ 1,136.6	$ 1,765.9 [2]
Other income (loss)	$ —	$ (3.0)	$ —	$ (3.0) [3]
Distributable Earnings	$ 402.7	$ 19.8	$ (1,265.2)	$ (842.7) [4]
Three Months Ended March 31, 2024				
Revenues	$ 1,023.0	$ 164.9	$ (499.5)	$ 688.4 [2]
Expenses	$ 591.7	$ 139.5	$ (170.5)	$ 560.7 [2]
Other income (loss)	$ —	$ (7.0)	$ —	$ (7.0) [3]
Distributable Earnings	$ 431.3	$ 18.4	$ (329.0)	$ 120.7 [4]
Three Months Ended June 30, 2024				
Revenues	$ 788.9	$ 165.6	$ 115.2	$ 1,069.7 [2]
Expenses	$ 445.7	$ 164.5	$ 235.6	$ 845.8 [2]
Other income (loss)	$ —	$ (5.1)	$ —	$ (5.1) [3]
Distributable Earnings	$ 343.2	$ (4.0)	$ (120.4)	$ 218.8 [4]
Three Months Ended September 30, 2024				
Revenues	$ 895.0	$ 180.1	$ 1,560.1	$ 2,635.2 [2]
Expenses	$ 527.9	$ 160.6	$ 1,160.4	$ 1,848.9 [2]
Other income (loss)	$ —	$ 2.5	$ —	$ 2.5 [3]
Distributable Earnings	$ 367.1	$ 22.0	$ 399.7	$ 788.8 [4]
Three Months Ended December 31, 2024				
Revenues	$ 948.5	$ 121.0	$ (37.0)	$ 1,032.5 [2]
Expenses	$ 564.6	$ 145.7	$ 90.4	$ 800.7 [2]
Other income (loss)	$ —	$ 33.6	$ —	$ 33.6 [3]
Distributable Earnings	$ 383.9	$ 8.9	$ (127.4)	$ 265.4 [4]

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Year Ended December 31, 2022				
Revenues	$ 4,401.4	$ 311.0	$ (273.7)	$ 4,438.7 [2]
Expenses	$ 2,492.4	$ 255.3	$ 77.0	$ 2,824.7 [2]
Other income (loss)	$ —	$ (41.5)	$ —	$ (41.5) [3]
Distributable Earnings	$ 1,909.0	$ 14.2	$ (350.7)	$ 1,572.5 [4]
Year Ended December 31, 2023				
Revenues	$ 3,405.1	$ 570.1	$ (1,011.3)	$ 2,963.9 [2]
Expenses	$ 1,974.6	$ 460.3	$ 1,136.8	$ 3,571.7 [2]
Other income (loss)	$ —	$ 6.9	$ —	$ 6.9 [3]
Distributable Earnings	$ 1,430.5	$ 116.7	$ (2,148.1)	$ (600.9) [4]
Year Ended December 31, 2024				
Revenues	$ 3,655.4	$ 631.6	$ 1,138.8	$ 5,425.8 [2]
Expenses	$ 2,129.9	$ 610.3	$ 1,315.9	$ 4,056.1 [2]
Other income (loss)	$ —	$ 24.0	$ —	$ 24.0 [3]
Distributable Earnings	$ 1,525.5	$ 45.3	$ (177.1)	$ 1,393.7 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.

(2) See detailed breakdown of revenue and expense adjustments on page 32.

(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).

(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 29.

CARLYLE | 30

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
	Three Months Ended December 31, 2023		
Performance revenues	$ 115.7	$ 142.0	$ 257.7
Performance revenues related compensation expense	$ 1,144.1	$ (1,022.8)	$ 121.3
Net performance revenues	$ (1,028.4)	$ 1,164.8	$ 136.4
Principal investment income (loss)	$ 28.3	$ (8.8)	$ 19.5
	Three Months Ended March 31, 2024		
Performance revenues	$ (157.0)	$ 554.8	$ 397.8
Performance revenues related compensation expense	$ (72.8)	$ 328.6	$ 255.8
Net performance revenues	$ (84.2)	$ 226.2	$ 142.0
Principal investment income (loss)	$ 73.1	$ (39.4)	$ 33.7
	Three Months Ended June 30, 2024		
Performance revenues	$ 198.2	$ (41.7)	$ 156.5
Performance revenues related compensation expense	$ 144.2	$ (43.4)	$ 100.8
Net performance revenues	$ 54.0	$ 1.7	$ 55.7
Principal investment income (loss)	$ 88.1	$ (61.5)	$ 26.6
	Three Months Ended September 30, 2024		
Performance revenues	$ 1,785.5	$ (1,509.6)	$ 275.9
Performance revenues related compensation expense	$ 1,151.0	$ (965.7)	$ 185.3
Net performance revenues	$ 634.5	$ (543.9)	$ 90.6
Principal investment income (loss)	$ 46.0	$ (36.9)	$ 9.1
	Three Months Ended December 31, 2024		
Performance revenues	$ 189.0	$ 56.7	$ 245.7
Performance revenues related compensation expense	$ 139.1	$ 28.8	$ 167.9
Net performance revenues	$ 49.9	$ 27.9	$ 77.8
Principal investment income (loss)	$ 31.5	$ 0.1	$ 31.6

(Dollars in millions)	Carlyle Consolidated	Reconciling Items[1]	Total Reportable Segments
	Year Ended December 31, 2022		
Performance revenues	$ 1,327.5	$ 653.2	$ 1,980.7
Performance revenues related compensation expense	$ 719.9	$ 262.3	$ 982.2
Net performance revenues	$ 607.6	$ 390.9	$ 998.5
Principal investment income (loss)	$ 570.5	$ (419.9)	$ 150.6
	Year Ended December 31, 2023		
Performance revenues	$ (88.6)	$ 1,026.9	$ 938.3
Performance revenues related compensation expense	$ 1,103.7	$ (696.4)	$ 407.3
Net performance revenues	$ (1,192.3)	$ 1,723.3	$ 531.0
Principal investment income (loss)	$ 133.4	$ (44.6)	$ 88.8
	Year Ended December 31, 2024		
Performance revenues	$ 2,015.7	$ (939.8)	$ 1,075.9
Performance revenues related compensation expense	$ 1,361.5	$ (651.7)	$ 709.8
Net performance revenues	$ 654.2	$ (288.1)	$ 366.1
Principal investment income (loss)	$ 238.7	$ (137.7)	$ 101.0

See notes at end of document.

CARLYLE | 31

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation of GAAP to Total Segment Information, continued (Dollars in millions) 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 FY'22 FY'23 FY'24 REVENUE RECONCILING ITEMS Unrealized performance and fee related performance revenues $ (196.2) $ (521.6) $ 47.4 $ 1,495.1 $ 11.0 $ (142.5) $ (1,046.6) $ 1,031.9 Unrealized principal investment income (loss) 17.6 4.4 48.1 1.8 (20.2) (38.3) 36.1 34.1 Principal investment loss from dilution of indirect investment in Fortitude — — — — — (176.9) (104.0) — Adjustments related to expenses associated with NGP Management and its affiliates (2.8) (3.2) (3.8) (3.5) (2.6) (12.9) (13.8) (13.1) Tax expense (benefit) associated with certain foreign performance revenues — — — — — 0.1 — — Non-controlling interests and other adjustments to present certain costs on a net basis 73.4 41.5 36.2 79.0 11.2 119.0 191.6 167.9 Elimination of revenues of Consolidated Funds (20.6) (20.6) (12.7) (12.3) (36.4) (22.2) (74.6) (82.0) Total Revenue Reconciling Items $ (128.6) $ (499.5) $ 115.2 $ 1,560.1 $ (37.0) $ (273.7) $ (1,011.3) $ 1,138.8 EXPENSE RECONCILING ITEMS Unrealized performance and fee related performance revenue compensation expense $ 991.4 $ (328.4) $ 32.2 $ 930.7 $ 0.7 $ (326.2) $ 612.6 $ 635.2 Equity-based compensation 65.0 111.0 127.4 122.0 116.1 161.9 260.1 476.5 Acquisition or disposition related charges (credits), including amortization of intangibles and impairment 32.3 32.8 33.3 37.4 33.1 187.4 145.3 136.6 Tax (expense) benefit associated with certain foreign performance revenues related compensation (0.2) (1.0) (0.2) (0.2) 0.4 2.9 (1.0) (1.0) Non-controlling interests and other adjustments to present certain costs on a net basis 62.8 17.8 27.0 63.8 (15.8) 82.7 148.7 92.8 Other — 12.2 28.3 5.3 (24.6) 12.4 11.6 21.2 Elimination of expenses of Consolidated Funds (14.7) (14.9) (12.4) 1.4 (19.5) (44.1) (40.5) (45.4) Total Expense Reconciling Items $ 1,136.6 $ (170.5) $ 235.6 $ 1,160.4 $ 90.4 $ 77.0 $ 1,136.8 $ 1,315.9 32

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Reconciliation for Total Segment Information, continued (1) The Company has equity interests in NGP Management Company, L.L.C. (“NGP Management”), the general partners of certain carry funds advised by NGP, and principal investments in certain NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity method investment in NGP Management and investments in the general partners of certain NGP carry funds. The Company does not control or advise the NGP funds. (2) Of the $289.4 million in CLO borrowings as of December 31, 2024, $271.6 million were collateralized by investments attributable to The Carlyle Group Inc. The remaining CLO borrowings are collateralized by investments attributable to non-controlling interests. (3) Accrued performance allocations from NGP Carry Funds are recorded as an investment in the U.S. GAAP balance sheet. RECONCILIATION OF TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. (Dollars in millions) 12/31/24 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 3,883.2 Less: Amounts attributable to non-controlling interests in Consolidated Funds (309.6) Plus: Investments in Consolidated Funds, eliminated in consolidation 377.3 Less: Strategic equity method investments in NGP Management1 (369.2) Less: Investment in NGP general partners - accrued performance allocations1 (489.4) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 3,092.3 Less: CLO loans and other borrowings attributable to The Carlyle Group Inc.2 (271.6) TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET OF CLO LOANS AND OTHER BORROWINGS $ 2,820.7 RECONCILIATION OF ACCRUED PERFORMANCE ALLOCATIONS (Dollars in millions) 12/31/23 09/30/24 12/31/24 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED GIVEBACK OBLIGATIONS $ 6,125.9 $ 7,166.9 $ 7,009.5 Plus: Accrued performance allocations from NGP Carry Funds3 484.4 487.8 489.4 Less: Net accrued performance allocations presented as fee related performance revenues (5.2) — — Less: Accrued performance allocation-related compensation (4,235.5) (4,893.5) (4,788.5) Plus: Receivable for giveback obligation from current and former employees 11.5 11.5 11.5 Less: Deferred taxes on certain foreign accrued performance allocations (27.1) (21.7) (19.0) Less/Plus: Net accrued performance allocations/giveback obligations attributable to non-controlling interests in consolidated entities 7.4 7.2 0.2 Plus: Net accrued allocations attributable to Consolidated Funds, eliminated in consolidation 9.1 10.0 10.1 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING DIFFERENCES 2,370.5 2,768.2 2,713.2 Plus/Less: Timing differences between the period when accrued performance allocations/ giveback obligations are realized and the period they are collected/distributed 8.3 16.4 24.7 NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE CARLYLE GROUP INC. $ 2,378.8 $ 2,784.6 $ 2,737.9 33

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 GAAP Statement of Operations (Unaudited) (Dollars in millions, except per share amounts) 4Q'23 1Q’24 2Q’24 3Q’24 4Q'24 FY'22 FY'23 FY'24 REVENUES Fund management fees $ 532.0 $ 523.6 $ 534.4 $ 532.7 $ 597.4 $ 2,030.1 $ 2,043.2 $ 2,188.1 Incentive fees 31.8 26.2 31.3 38.7 37.3 63.7 93.7 133.5 Investment income Performance allocations 115.7 (157.0) 198.2 1,785.5 189.0 1,327.5 (88.6) 2,015.7 Principal investment income (loss) 28.3 73.1 88.1 46.0 31.5 570.5 133.4 238.7 Total investment income (loss) 144.0 (83.9) 286.3 1,831.5 220.5 1,898.0 44.8 2,254.4 Interest and other income 60.0 57.6 52.1 52.2 56.3 135.9 212.1 218.2 Interest and other income of Consolidated Funds 158.4 164.9 165.6 180.1 121.0 311.0 570.1 631.6 Total Revenues 926.2 688.4 1,069.7 2,635.2 1,032.5 4,438.7 2,963.9 5,425.8 EXPENSES Compensation and benefits Cash-based compensation and benefits 225.3 221.9 206.3 207.5 239.8 1,052.0 1,023.7 875.5 Equity-based compensation 62.3 108.3 125.2 121.6 112.8 154.0 249.1 467.9 Performance allocations and incentive fee related compensation 1,144.1 (72.8) 144.2 1,151.0 139.1 719.9 1,103.7 1,361.5 Total compensation and benefits 1,431.7 257.4 475.7 1,480.1 491.7 1,925.9 2,376.5 2,704.9 General, administrative and other expenses 181.4 147.7 187.9 176.6 153.4 575.8 652.1 665.6 Interest 32.0 30.8 30.4 30.3 29.5 110.4 123.8 121.0 Interest and other expenses of Consolidated Funds 120.8 124.6 152.1 162.0 126.2 211.6 419.1 564.9 Other non-operating expenses (income) — 0.2 (0.3) (0.1) (0.1) 1.0 0.2 (0.3) Total Expenses 1,765.9 560.7 845.8 1,848.9 800.7 2,824.7 3,571.7 4,056.1 Net investment gains (losses) of consolidated funds (3.0) (7.0) (5.1) 2.5 33.6 (41.5) 6.9 24.0 Income (loss) before provision for income taxes (842.7) 120.7 218.8 788.8 265.4 1,572.5 (600.9) 1,393.7 Provision (benefit) for income taxes (172.4) 21.9 69.5 173.1 38.1 287.8 (104.2) 302.6 Net income (loss) (670.3) 98.8 149.3 615.7 227.3 1,284.7 (496.7) 1,091.1 Net income (loss) attributable to non-controlling interests in consolidated entities 21.7 33.2 1.1 20.0 16.4 59.7 111.7 70.7 Net income (loss) attributable to The Carlyle Group Inc. $ (692.0) $ 65.6 $ 148.2 $ 595.7 $ 210.9 $ 1,225.0 $ (608.4) $ 1,020.4 Net income (loss) attributable to The Carlyle Group Inc. per common share Basic $ (1.92) $ 0.18 $ 0.41 $ 1.67 $ 0.59 $ 3.39 $ (1.68) $ 2.85 Diluted $ (1.92) $ 0.18 $ 0.40 $ 1.63 $ 0.57 $ 3.35 $ (1.68) $ 2.77 Weighted-average common shares (in millions) Basic 360.8 360.9 358.3 357.7 357.4 361.3 361.4 358.6 Diluted 360.8 369.3 366.9 364.8 370.9 365.7 361.4 368.0 Income (loss) before provision for income taxes margin (91.0) % 17.5% 20.5% 29.9% 25.7% 35.4% (20.3) % 25.7% 34

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 As of December 31, 2024 (Dollars in millions) Consolidated Operating Entities Consolidated Funds Eliminations Consolidated ASSETS Cash and cash equivalents $ 1,266.0 $ — $ — $ 1,266.0 Cash and cash equivalents of Consolidated Funds — 830.4 — 830.4 Restricted cash 0.5 — — 0.5 Investments, including accrued performance allocations of $7,053.5 11,324.1 — (387.4) 10,936.7 Investments of Consolidated Funds — 7,782.4 — 7,782.4 Due from affiliates and other receivables, net 1,111.0 — (305.4) 805.6 Due from affiliates and other receivables of Consolidated Funds, net — 237.1 — 237.1 Fixed assets, net 185.3 — — 185.3 Lease right-of-use assets, net 341.4 — — 341.4 Deposits and other 54.6 1.8 — 56.4 Intangible assets, net 634.1 — — 634.1 Deferred tax assets 27.6 — — 27.6 Total assets $ 14,944.6 $ 8,851.7 $ (692.8) $ 23,103.5 LIABILITIES & EQUITY Debt obligations $ 2,143.5 $ — $ — $ 2,143.5 Loans payable of Consolidated Funds — 7,161.6 (297.4) 6,864.2 Accounts payable, accrued expenses and other liabilities 389.8 — — 389.8 Accrued compensation and benefits 5,446.6 — — 5,446.6 Due to affiliates 236.6 5.3 — 241.9 Deferred revenue 138.7 — — 138.7 Deferred tax liabilities 137.0 — — 137.0 Other liabilities of Consolidated Funds — 861.7 (0.1) 861.6 Lease liabilities 488.6 — — 488.6 Accrued giveback obligations 44.0 — — 44.0 Total liabilities 9,024.8 8,028.6 (297.5) 16,755.9 Total equity 5,919.8 823.1 (395.3) 6,347.6 Total liabilities and equity $ 14,944.6 $ 8,851.7 $ (692.8) $ 23,103.5 GAAP Balance Sheet (Unaudited) 35

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes Dividend Policy Our dividend policy for our common stock is an annual rate of $1.40 per share ($0.35 per common share on a quarterly basis). The declaration and payment of any dividends to holders of our common stock are subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our amended and restated certificate of incorporation. There can be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. Non-GAAP Financial Measures This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent Annual Report on Form 10-K filed with the SEC. Notes on Carlyle Consolidated GAAP Results (Page 5) (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the performance of the business. A full reconciliation is included starting on page 29. (2) Margin on income (loss) before provision for taxes is equal to Income (loss) before provision for taxes, divided by Total revenues. (3) Net performance revenues are equal to Performance revenues less Performance revenues related compensation expense. Note on Fee Related Earnings (Page 9) (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. Effective December 31, 2023, we realigned of our employee compensation program, which increased the proportion of our accrued performance allocations used to compensate our employees. This led to a lower FRE compensation ratio, which is calculated as total segment cash-based compensation and benefits, divided by total segment fee revenues, and a higher realized performance revenue compensation ratio. Notes on Performance Revenues (Page 10) (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of or associated with our carry funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Measures” for more information. A reconciliation of accrued performance allocations to total segment net accrued performance revenues is included on page 33. (2) Includes the change in performance revenue accrual from positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange fluctuations and acquisition/divestiture activity. See “Non-GAAP Financial Measures” for more information. See page 31 for a reconciliation of performance revenues to realized net performance revenues. (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. However, during the quarter ended December 31, 2024, the payment of previously realized giveback obligation related to these funds resulted in an additional $13 million of realized giveback obligation pursuant to the after-tax calculation under the terms of the respective fund agreements. Notes on Assets Under Management (Pages 11-13) (1) Total Assets Under Management refers to the assets we manage or advise and reflects the sum of the unrealized Fair Value of Investments and Available Capital. We also include the NGP funds, which are advised by NGP. (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be added back to available capital following certain distributions. (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes certain managed account vehicles. Total AUM for Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. 36

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes on Assets Under Management (Pages 11-13) (continued) (4) Performance Fee Eligible AUM represents the AUM of funds for which we are entitled to receive performance allocations, inclusive of the fair value of investments in those funds (which we refer to as “Performance Fee Eligible Fair Value”) and their Available Capital. Performance Fee Eligible Fair Value is “Performance Fee Generating” when the associated fund has achieved the specified investment returns required under the terms of the fund’s agreement and is accruing performance revenue as of the quarter-end reporting date. Funds whose performance allocations are treated as fee-related performance revenues are excluded from these metrics. (5) The In-Carry Ratio represents Performance Fee-Generating Fair Value divided by Total Performance Fee Eligible Fair Value (as defined above). (6) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees and is calculated as the basis on which management fees would be called, if called on the effective reporting date. We include Fee-earning AUM on the NGP funds, which are advised by NGP. (7) Pending Fee-earning Assets Under Management refers to commitments that have been raised and will become Fee-earning Assets Under Management upon the activation of recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. (8) “Perpetual Capital” refers to the assets we manage or advise which have an indefinite term and for which there is no immediate requirement to return capital to investors upon the realization of investments made with such capital, except as required by applicable law. Perpetual Capital may be materially reduced or terminated under certain conditions, including reductions from changes in valuations and payments to investors, including through elections by investors to redeem their investments, dividend payments, and other payment obligations, as well as the termination of or failure to renew the respective investment advisory agreements. Perpetual Capital includes: (a) assets managed under the strategic advisory services agreement with Fortitude, (b) our Core Plus real estate fund, (c) our business development companies and certain other direct lending products, (d) Carlyle Tactical Private Credit Fund (“CTAC”), and (e) our closed-end tender offer Carlyle AlpInvest Private Markets (“CAPM”) funds. Notes on Key Metrics Activity (Page 14) (1) In Q4 2024, we began reporting Inflows in place of Fundraising, as we believe it is a more comprehensive measure of activity within Total AUM. Inflows include the impact to our AUM of gross fundraising as well as closed reinsurance transactions at Fortitude and corporate acquisitions during the period, if any. There were no closed reinsurance transactions or corporate acquisitions in FY 2024. This change in presentation does not impact our calculations of Total AUM or Fee Earning AUM. (2) In Q4 2024, we began reporting Deployment in place of Invested Capital of Carry Funds, as we believe it is a more comprehensive measure of capital deployment activity across our entire platform. Deployment comprises (i) Invested Capital of Carry Funds, (ii) new CLO issuances and incremental capital raised from CLO resets, and (iii) gross originations and other non-carry fund activity. This metric excludes deployment of Fortitude’s general account assets covered by the strategic advisory services agreement into third party investments. This change in presentation does not impact our calculations of Total AUM or Fee Earning AUM. The table below includes quarterly detail of the components of deployment for 2023 and 2024: (3) Total for Global Private Equity includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. Notes on Segment Highlights (Page 16-18) (1) Reflects the percentage of Fair Value in our GPE carry funds attributable to investments originated in Q4 2020 or prior. Investments that include follow-on tranches are fully recognized based on the date of the initial investment activity. (2) Insurance Solutions includes $6 billion related to the investment in Fortitude by Carlyle FRL and third-party strategic investors. Amounts invested in Carlyle products under the strategic advisory services agreement are included in Insurance Solutions AUM as well as in the AUM of the strategy in which they are invested. (3) Includes Mezzanine and CAPM funds. Notes, continued 37 (in billions) 1Q’23 2Q’23 3Q’23 4Q’23 FY’23 1Q’24 2Q’24 3Q’24 4Q’24 FY’24 Invested capital of carry funds $ 3.8 $ 4.7 $ 4.1 $ 7.2 $ 19.8 $ 5.0 $ 4.0 $ 3.9 $ 9.0 $ 21.9 CLO issuance and reset activity — 0.9 0.4 0.9 2.2 0.4 2.4 0.2 3.1 6.0 Gross originations and other 1.2 1.2 1.1 3.3 6.8 2.5 3.3 3.5 5.5 14.8 Total deployment $ 5.0 $ 6.8 $ 5.6 $ 11.4 $ 28.8 $ 7.9 $ 9.7 $ 7.5 $ 17.6 $ 42.7 Totals may not sum due to rounding.

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Total AUM and Fee-earning AUM Roll Forwards (Page 22) (1) Inflows generally reflects the impact of gross fundraising as well as closed reinsurance transactions at Fortitude and corporate acquisitions during the period, if any. For funds or vehicles denominated in foreign currencies, this reflects translation at the average quarterly rate. (2) Outflows includes distributions net of recallable or recyclable amounts in our carry funds, related co-investment vehicles, and separately managed accounts, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business development companies, changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement, and other changes in AUM. (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. (5) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, closed reinsurance transactions at Fortitude, as well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet been activated, which are referenced as Pending Fee-earning AUM. (6) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do not affect Fee-earning AUM. (7) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, activity of funds with fees based on gross asset value, and changes in the fair value of Fortitude’s general account assets covered by the strategic advisory services agreement. (8) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end. Notes on Fund Performance Tables (Pages 23-26) (1) Represents the original cost of investments since inception of the fund. (2) Represents all realized proceeds since inception of the fund. (3) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. (4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. (5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. (6) Gross Internal Rate of Return (“Gross IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, before the impact of management fees, partnership expenses and carried interest. For fund vintages 2017 and after, Gross IRR includes the impact of interest expense related to the funding of investments on fund lines of credit. Gross IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Subtotal Gross IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. 38

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (7) Net Internal Rate of Return (“Net IRR”) represents an annualized time-weighted return on Limited Partner invested capital, based on contributions, distributions and unrealized fair value as of the reporting date, after the impact of all management fees, partnership expenses and carried interest, including current accruals. Net IRR is calculated based on the timing of Limited Partner cash flows, which may differ to varying degrees from the timing of actual investment cash flows for the fund. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. Subtotal Net IRR aggregations for multiple funds are calculated based on actual cash flow dates for each fund and represent a theoretical time-weighted return for a Limited Partner who invested sequentially in each fund. (8) Represents the net accrued performance revenue balance/(giveback obligation) as of the current quarter end. (9) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. (10) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: MENA, CCI, CSSAF I, CPF I, CAP Growth I, CAP Growth II, CBPF II, CAGP IV, ABV 8, ABV 9 and ACCD 2. (11) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, CP II, CP III, CP IV, CEP I, CEP II, CAP I, CAP II, CAP III, CBPF I, CJP I, CJP II, CMG, CVP I, CVP II, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III, CEOF I, Mexico and CSABF. (12) For funds marked “NM,” IRR may be positive or negative, but is not considered meaningful because of the limited time since initial investment and early stage of capital deployment. For funds marked “Neg,” IRR is considered meaningful but is negative as of reporting period end. (13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. (14) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: CCR, CER I, and CER II. (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CRP I, CRP II, CRP III, CRP IV, CRP V, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II and CEREP III. (16) Aggregate includes the following Legacy Energy funds and related co-investments: Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II. (17) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: NGP GAP, NGP RP I, NGP RP II, NGP ETP IV, CPOCP, and CRSEF. (18) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CIP. (19) Represents the original cost of investments since the inception of the fund. For CSP III and CSP IV, reflects amounts net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC. (20) Aggregate includes the following funds, as well as all active co-investments, separately managed accounts (SMAs), and stand-alone investments arranged by us: SASOF IV, SASOF V, CAPF VII, CICF, CICF II, CAF, and CALF. (21) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP I, CSP II, CEMOF I, CSC, CMP I, CMP II, SASOF II, and CASCOF. (22) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by AlpInvest. Excluded from the performance information shown are: (a) investments that were not originated by AlpInvest (i.e., AlpInvest did not make the original investment decision or recommendation); (b) Direct Investments, which was spun off from AlpInvest in 2005; (c) Carlyle AlpInvest Private Markets (CAPM); and (d) LP co-investment vehicles managed by AlpInvest. As of December 31, 2024, these excluded portfolios amounted to approximately $8.7 billion of AUM in the aggregate. (23) To exclude the impact of FX, all foreign currency cash flows have been converted to the currency representing a majority of the capital committed to the relevant fund at the reporting period spot rate. (24) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest level. 39

R-14 7 G-19 5 B-19 7 R-88 G-15 9 B-16 5 R-13 6 G-18 0 B-83 R-16 3 G-14 3 B-18 7 R-0 G-74 B-13 6 R-18 5 G-21 1 B-15 3 R-11 8 G-92 B-15 0 R-22 0 G-22 1 B-23 2 R-14 0 G-14 1 B-15 2R-12 0 G-16 9 B-22 2 Old Colors R-88 G-89 B-91 58595B R-23 G-234 B-234 EAEAEA R-208 G-232 B-247 D0E8F7 R-65 G-64 B-66 414042 R-8 G-51 B-94 08335E R-167 G-169 B-171 A7A9AB R-9 G-102 B-112 096670 R-220 G-221 B-222 DCDDDE R-97 G-161 B-224 61A1E0 R-237 G-217 B-157 EDD99D R-147 G-195 B-197 93C3C5 Notes, continued Notes on Fund Performance Tables (Pages 23-26) (continued) (25) Includes ASF VIII - SMAs, ACF IX - SMAs, AlpInvest Strategic Portfolio Finance II, AlpInvest Atom Fund, AlpInvest Atom Fund II, all mezzanine investment portfolios, all ‘clean technology’ private equity investment portfolios, all strategic portfolio finance SMAs, and any state-focused investment mandate portfolios. (26) “ASF” stands for AlpInvest Secondaries Fund, “ACF” stands forAlpInvest Co-Investment Fund, and “SMAs” are Separately Managed Accounts. “ASF - SMAs” and “ACF - SMAs” reflect the aggregated portfolios of investments held by SMAs within the relevant strategy, which invest alongside the relevant ASF or ACF (as applicable). Strategic SMAs reflect the aggregated portfolios of co-investments made by SMAs sourced from the SMA investor’s own private equity fund investment portfolio. Other SMAs reflect the aggregated portfolios of investments within the relevant strategy that began making investments in the corresponding time periods. Co-Investments SMAs 2014-2016 does not include two SMAs that started in 2016 but invested a substantial majority alongside ACF VII. These two SMAs have instead been grouped with ACF VII - SMAs. An SMA may pursue multiple investment strategies and make commitments over multiple years. (27) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, distributions and unrealized value of the underlying investments, after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that fund. (28) The fund stepdown date represents the contractual stepdown date under the respective fund agreements for funds on which the fee basis stepdown has not yet occurred. Funds without a listed Fee Initiation Date and Stepdown Date have not yet initiated fees. (29) All amounts shown represent total capital commitments as of December 31, 2024. Certain of our recent vintage funds are currently in fundraising and total capital commitments are subject to change. Capital Committed for CEMOF II reflects original committed capital of $2.8 billion, less $1.1 billion in commitments which were extinguished following a Key Person Event. (30) Net accrued carry presented excludes net accrued carry retained as part of the sale of Metropolitan Real Estate on April 1, 2021. There was no net accrued carry balance for Metropolitan Real Estate as of December 31, 2024, (31) Funds are included when all investments have been realized. There may be remaining fair value and net accrued carry where there are outstanding escrow balances or undistributed proceeds. (32) Gross IRR and Net IRR reflect the performance of equity commitments in CCOF III PSV. Notes on Reconciliation for Distributable Earnings per Share (Page 28) (1) Estimated current corporate, foreign, state and local taxes represents the total U.S. GAAP Provision (benefit) for income taxes adjusted to include only the current tax provision (benefit) applied to Net income (loss) attributable to The Carlyle Group Inc. This adjustment, used to calculate Distributable Earnings, Net attributable to common stockholders, reflects the benefit of deductions available to the Company on certain expense items that are excluded from the underlying calculation of Distributable Earnings, such as equity-based compensation expense, amortization of acquired intangible assets, and other charges (credits) related to corporate actions and non-recurring items that affect period-to-period comparability and are not reflective of the Company’s operational performance. Management believes that using the estimated current tax provision (benefit) in this manner more accurately reflects earnings that are available to be distributed to common stockholders. (2) Estimated DE effective tax rate is calculated as the estimated current corporate, foreign, state and local taxes divided by Distributable Earnings. Note on Reconciliation of GAAP to Total Segment Information (Page 31) (1) Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of fee related performance revenues, which are included in fund level fee revenues in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its affiliates to the appropriate operating captions for the segment results, the exclusion of charges associated with the investment in NGP Management and its affiliates that are excluded from the segment results and the exclusion of the principal investment loss from the dilution of the indirect investment in Fortitude. 40